Share Capital (Details 3) - USD ($) $ in Thousands	12 Months Ended
	Dec. 31, 2024	Dec. 31, 2023
Share Capital
Expected stock price volatility	69.00%	67.00%
Risk free interest rate	3.10%	3.62%
Expected life	3 years	3 years
Expected forfeiture rate	2.91%	3.60%
Expected dividend yield	0.00%	0.00%
Share-based payments included in cost of sales	$ 0	$ 0
Share-based payments included in general and administrative expenses	1,199	1,764
Total share-based payments	$ 1,199	$ 1,764